SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20594

FORM 8-K/A
Second Amended

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

March 3, 2006
Date of Report (Date of earliest event reported)

SECURED FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28457	86-0955239
(Commission File Number)	(IRS Employer Identification No.)

100 NE 3rd Ave., Suite 1500 Ft. Lauderdale, Fl 33301
(Address of principal executive offices) (Zip Code)

954.332.3793
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 30.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

    Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	Registration of Independent Auditors

On March 3, 2006 we were notified verbally by Shelley International, CPA (“Shelley”) that they were resigning as our independent auditors. Shelley audited our financial statements for our two most recent fiscal years ended December 31, 2005. Shelley’s reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any uncertainty, audit scope or accounting principles. During those two fiscal years and also during the subsequent period through the date of Shelley’s resignation as indicated above: (1) there were no disagreements between us and Shelley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Shelley provided no advice to us that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Shelley which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Shelley that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

Shelley has been provided a copy of this form 8-K/A with respect to the aforesaid disclosure and has been provided the opportunity to furnish a letter to the Securities and Exchange Commission with respect thereto. His letter of resignation, hard copy dated April 14, 2006, is attached hereto.

Since the date of filing of the most recent 8K/A on April 26,2006, we have requested a more complete resignation letter, however circumstances regarding Mr. Shelly’s resignation due to illness and the closing of his accounting practice, we have not been successful in reaching him.

(b)	Engagement of New Independent Auditors

On March 7, 2006, we formally appointed Moore & Associates, Chartered (“Moore”) as our independent auditors. The decision to engage Moore was recommended by management and approved by our board of directors.

During our two most recent fiscal years ended December 31, 2005, and also during the subsequent interim period through the date of Shelley’s resignation, we did not consult with Moore regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult Moore with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

SECTION 9.  Financial Statements and Exhibits

    Item 9.01.  Financial Statements and Exhibits

(a) Financial statement
None

(b ) Exhibits
16.1 - Letter of Resignation of Shelley International, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED FINANCIAL NETWORK, INC.
(Registrant)

By: /s/ Jeffrey L. Schultz
Jeffrey L. Schultz
President & CEO

Date: June 28,  2006